UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. _____)
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material pursuant to §240.14a-12
Five Star Bancorp
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FIVE STAR BANCORP

VOTE

Online

Go to **www.investorvote.com/FSBC** or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 1:00 A.M., Pacific Time, on May 18, 2023.

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the Five Star Bancorp 2023 Annual Meeting of Shareholders to be Held on May 18, 2023

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2023 Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side of this Notice of Internet Availability of Proxy Materials. Your vote is important!

This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, Proxy Card and Annual Report on Form 10-K for the year ended December 31, 2022 are available at:

www.investorvote.com/FSBC

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.investorvote.com/FSBC.**
Step 2: Click on the icon on the right to view proxy materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side of this Notice of Internet Availability of Proxy Materials on or before May 8, 2023 to facilitate timely delivery.

2 N O T

03S2QB

Shareholder Meeting Notice

The Five Star Bancorp 2023 Annual Meeting of Shareholders will be held on Thursday, May 18, 2023 at The Sutter Club, 1220 9th Street, Sacramento, CA 95814, at 4:30 p.m. Pacific Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2:

1. Election of 11 Directors to serve until the next annual meeting and their successors are elected and qualified:
   01 - Larry E. Allbaugh
   02 - James E. Beckwith
   03 - Shannon Deary-Bell
   04 - Warren P. Kashiwagi
   05 - Donna L. Lucas
   06 - David F. Nickum
   07 - Robert T. Perry-Smith
   08 - Kevin F. Ramos
   09 - Randall E. Reynoso
   10 - Judson T. Riggs
   11 - Leigh A. White
2. Ratification of selection of Moss Adams LLP as the Company's Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2023
3. Attend to any other business properly presented at the meeting

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must go online or request a paper or email copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a paper or email copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current proxy materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side of this Notice of Internet Availability of Proxy Materials when requesting a copy of the Proxy Statement, Proxy Card, and Annual Report on Form 10-K.

– **Internet** – Go to **www.investorvote.com/FSBC.**

– **Phone** – Call us free of charge at 1-866-641-4276.

– **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Five Star Bancorp" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side of this Notice of Internet Availability of Proxy Materials, and state whether you want a paper or email copy of the proxy materials.

To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 8, 2023.